Exhibit 99.1

News From Aon

Aon completes move of the jurisdiction of incorporation for the firm's parent company

LONDON (1 April 2020) - Aon plc (NYSE:AON), a leading global professional services firm providing a broad range of risk, retirement and health solutions, announced today that it has completed the move of the jurisdiction of incorporation for the firm's parent company to Ireland.

In connection with the transaction, which was effective April 1, 2020, each issued and outstanding Class A ordinary share of Aon plc, the public limited company incorporated in England, was exchanged for one Class A ordinary share of the new Irish-domiciled parent company (also named Aon plc). Class A ordinary shares of the new Irish-domiciled parent company are scheduled to begin trading today on the New York Stock Exchange under the symbol "AON" (the same symbol under which the UK parent company shares were previously traded).

ENDS

Safe Harbor Statement

This communication contains certain statements related to future results, or states Aon's intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Aon about future events. Forward-looking statements are therefore subject to risks and uncertainties that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements included in this communication include, but are not limited to, statements relating to the commencement of trading of Aon's Class A ordinary shares. Forward-looking statements can often, but not always, be identified by the use of forward-looking words such as "plans," "expects," "is subject to," "budget," "scheduled," "estimates," "forecasts," "intends," "anticipates," "believes" or variations of such words, phrases and statements that certain actions, events or results "may," "could," "should," "would," "might" or "will" be taken, occur or be achieved.

Although Aon believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the matters set forth under "Information Concerning Forward-Looking Statements" in Part I, Item 1 of Aon's Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Other factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements include Aon's ability to realize the expected benefits from the transaction, as well as the occurrence of unanticipated difficulties or costs in connection with the transaction.

These factors are not exhaustive. Other unknown or unpredictable factors could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. Neither Aon nor any of its associates, directors, officers or adisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statement will actually occur. You are cautioned not to place undue reliance on any forward-looking statement. Other than in accordance with its legal or regulatory obligations, Aon is not under any obligation, and expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Further information about factors that could materially affect Aon, including its results of operations and financial condition, is set forth under "Risk Factors" in Part I, Item 1A of Aon's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

About Aon
Aon plc (NYSE:AON) is a leading global professional services firm providing a broad range of risk, retirement and health solutions. Our 50,000 colleagues in 120 countries empower results for clients by using proprietary data and analytics to deliver insights that reduce volatility and improve performance.

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